Exhibit 32

 CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification pursuant to

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

David H. Dunn, President and Chief Executive Officer and Rick A. Rosinski, Chief Operating Officer and Treasurer of Wolverine Bancorp, Inc. (the “Company”) each certify in their capacity as officers of the Company that they have reviewed the Annual Report of the Company on Form 10-K for the year ended December 31, 2015 and that to the best of their knowledge:

(1)	the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2016	By:	/s/ David H. Dunn
Date		David H. Dunn
President and Chief Executive Officer

March 30, 2016	By:	/s/ Rick A. Rosinski
Date		Rick A. Rosinski
Chief Operating Officer and Treasurer